Building the Premier Women’s Health Company 2Q 2021 Earnings August 4, 2021 Exhibit 99.2

Forward-Looking Statements FOR INVESTOR PRESENTATION PURPOSES ONLY. 2

Summary of Q2 Performance FOR INVESTOR PRESENTATION PURPOSES ONLY. 3 Overall Revenue and Unit Growth Quarter over Quarter while Navigating Covid-19 OVERALL Revenue increase of 17% 2Q21 vs 1Q21 ANNOVERA 17% TRX Growth QoQ with number of providers writing slightly increasing, as well as average units per prescriber increasing Stable Net Revenue/Unit at $1,157 Positioning of ANNOVERA as the only long-lasting, procedure-free product is driving uptake MENOPAUSE PRODUCTS TRX growth QoQ for both IMVEXXY (8%) and BIJUVA (3.5%), while simultaneously increasing net revenue/unit for the menopause products Highest net revenue per unit for IMVEXXY at $64 BIJUVA 0.5/100 filing accepted with PDUFA date of March 21, 2022 Seven new European country approvals for BIJUVA VITACARE PRESCRIPTION SERVICES Two customers live, plus one new customer signed Strong pipeline that has grown to over 30 potential customers Continue to build foundation to become free-standing entity in a rapidly growing sector with no clear market leader

2Q21 Financial Overview FOR INVESTOR PRESENTATION PURPOSES ONLY. 4

$23.0 Quarterly Net Product Revenue $8 $6 $4 $2 $0 FOR INVESTOR PRESENTATION PURPOSES ONLY. 5 $14 $12 $10 $16 $24 $22 $20 $18 2Q 20 1Q 21 2Q 21 Quarterly Net Revenue Trends Millions 2Q21 Highlights Total net product revenue increased 17% 2Q21 vs 1Q21 Total net product revenue increased 115% 2Q21 vs 2Q20 Net revenue per unit for ANNOVERA remained steady at $1,157 per unit(1) IMVEXXY net revenue per unit continued to increase, achieving $64 for 2Q21(1) BIJUVA net revenue per unit remained steady at $68 for 2Q21(1) (1) Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. $10.7 $19.6

Financial Results: Comparison 2Q 2021 to 1Q 2021 and 2Q 2020 Net product revenue of $23.0M was an increase of $12.3M compared to 2Q20 Gross margin of 82% increased from 59% in 2Q20 - Mainly attributable to 2Q20 margins being negatively impacted by inventory charges Higher operating expenses in 2Q21 reflect increased selling and marketing activities Net loss decreased by $9.3M from 2Q20 to $42.7M Net cash used in operating activities decreased to $26.5M 2 Q21 1 Q21 2 Q20 Balance Sheet(1) Income Statement Statement of Cash Flow Net Cash Used In Operating Activities ($26,532) ($38,380) ($55,954) (1) Balance Sheet as of quarter end. Comparison of Key Financial Statement Items [in 1,000’s] FOR INVESTOR PRESENTATION PURPOSES ONLY. 6

FOR INVESTOR PRESENTATION PURPOSES ONLY. 7 ANNOVERA: Unique Opportunity to Create a New Segment within Birth Control

Source: Prescription data per Symphony Health PHAST Data. (1) Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. CONFIDENTIAL ANNOVERA Quarterly TRx 2,361 8 2,410 5,160 5,950 6,239 7,299 2,000 3,000 4,000 5,000 6,000 7,000 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 ANNOVERA TRX: Continued Growth Quarter over Quarter 2Q21 Key Metrics 202% YoY and 17% QoQ TRX growth Net revenue per unit stable at $1,157(1) Refill rates remain steady at ~50% Growth Drivers Growing access to our most important prescribers In Q221 sales representatives reached over 50% of our most important targets with live calls Increasing reach and frequency to most important targets is delivering higher pull through of ANNOVERA prescriptions Growth across all channels with continued faster growth for telemedicine (+26% 2Q21 vs 1Q21)

ANNOVERA Writers Steady with Depth of Writing Continuing to Grow Despite COVID-19, new prescribers increased slightly to ~3,200 Average number of prescriptions per prescriber increased 10% from 2 in Q1 to 2.2 in Q2 ~8,000 prescribers have written at least one prescription of ANNOVERA to date Writer base driven by both in person sales calls and non-personal promotion from marketing Key Takeaways 523 1,134 1,109 2,271 2,697 3,160 3,206 1,090 2,362 2,410 5,160 5,950 6,239 7,299 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q419 Q120 Q220 Q320 Q420 Q121 Q221 Number of Prescribers Units of ANNOVERA FOR INVESTOR PRESENTATION PURPOSES ONLY. 9

ANNOVERA Creating a New Procedure Free Long-Acting Segment

Annovera® (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

New messaging focuses on long-acting procedure free alternative to IUD is attracting previous IUD users

	Q4 2020	YTD 2021
Oral Contraception	22%	24%
NuvaRing & Generics	**53%** ↓	**44%**
Injection/Patch	13%	12%
IUD/Implant	**8%** ↑	**14%**
New to Birth Control	5%	6%

The majority of ANNOVERA patients are new to rings

Source: vitaCare patient survey data. Q4 2020 N=102 YTD 2021 N=484

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

10

ANNOVERA Near Term Potential Growth Catalysts

Environment

- ACA being upheld
- Language in house appropriations supporting birth control choice
- Coalition formed to support access to contraception

Payor

- 57% of Unrestricted Coverage
- CMS recommended in May that ANNOVERA receive its own unique J-Code with potential approval as early as the 4th quarter
- Medi-Cal Managed Medicaid approval slated for January 2022

Provider

- Increased access to top providers with opening of country
- Expansion of non-personal promotion to primary care

Consumer

- Continued focus on the growing telemedicine channel
- Continued partnership with Whitney Cummings to her ~1.3M followers
- Peer to Peer influencer program launched in July to ~1.9M million followers

TherapeuticsMD®
FOR INVESTOR PRESENTATION PURPOSES ONLY.
11

FOR INVESTOR PRESENTATION PURPOSES ONLY. 12 IMVEXXY: Fastest Growing Branded Product in Vulvar and Vaginal Atrophy Category

FOR INVESTOR PRESENTATION PURPOSES ONLY. IMVEXXY Performance Drivers Source: Prescription data per Symphony Health PHAST Data. Thousands 108 117 100 105 110 115 120 1Q21 2Q21 TRx 13 IMVEXXY Quarterly Performance 2Q21 Key Metrics IMVEXXY TRX outpaced the VVA market with TRX increasing 8% 2Q21 vs 1Q21 Net revenue per unit improved to $64 4th quarter in a row growing net revenue per unit for IMVEXXY ~2% increase in prescribers writing a prescription in 2Q21 compared to 1Q21 (~14 vs ~13.7) Growth Drivers In Q2 sales representatives continued to improve live call reach to over 50% of our most important targets Prescriber base increased 2% 2Q21 vs 1Q21 Refill rates remain above the category average with ~4.4 fills per patient annually

$44 $41 $51 $54 $61 $40 $45 $50 $55 $60 $65 $70 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 IMVEXXY Net Price Per Unit Build Shows Improvement Post Cash Pay Change previous “calculated net revenue per unit” which used units sold to patients in the quarter. FOR INVESTOR PRESENTATION PURPOSES ONLY. 14 Jan 1st Cash Pay Changed to $75 1 Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. Effective 1Q20, this reflects a change in methodology from (1) 56% improvement in net price per unit for 2Q21 compared to 2Q20 5% improvement in net price per unit for 2Q21 compared to 1Q21 $64

FOR INVESTOR PRESENTATION PURPOSES ONLY. 15 IMVEXXY Near Term Potential Growth Catalysts 61% commercial coverage with 8 of 9 top commercial plans secured Top 5 payor that has IMVEXXY as the only preferred branded product Q221 was highest net revenue per unit $75 Cash Pay program available Opportunity for increased access to top providers with opening of country Non-Personal promotion to supplement salesforce efforts to top VVA writers Recent launch of new telemedicine provider for increased access to IMVEXXY for women New DTC campaign “Long May she Reign” launched end of April and delivering above benchmarks for interest and engagement Payor Provider Consumer

FOR INVESTOR PRESENTATION PURPOSES ONLY. BIJUVA: First and Only FDA-Approved Bio-Identical Solution in Vasomotor Symptoms (VMS) Market 16

Thousands Source: Symphony Data Source: Prescription data per Symphony Health PHAST Data. 30.8 31.9 25 27 29 31 33 1Q21 2Q21 TRx BIJUVA Quarterly Performance BIJUVA Volume Increased YoY with Limited Focus BIJUVA 2Q21 Key Metrics BIJUVA TRX increased 3.5% 2Q21 vs 1Q21 ~4% increase in prescribers writing a prescription in 2Q21 compared to 1Q21 (~5.1K vs ~4.9K) Net revenue per unit remained steady at $68 Growth Drivers FOR INVESTOR PRESENTATION PURPOSES ONLY. 17 Sampling and merchandising effort throughout the salesforce has resumed BIJUVA 0.5/100 Filing accepted with PDUFA of March 21, 2022

Key Takeaways FOR INVESTOR PRESENTATION PURPOSES ONLY. 18 Strong quarter for the portfolio with 115% revenue growth 2Q21 vs 2Q20 and sequential quarter growth of 17% Cash used in operating activities decreased to $26.5MM Expect accelerated prescription trend to continue due to improved access online and in person Positive growth trends for ANNOVERA in every channel IMVEXXY achieved record net revenue per unit for the 4th quarter in a row PDUFA for BIJUVA low-dose March 21, 2022 Multiple BIJUVA approvals across Europe vitaCare continues to build foundation to become free-standing entity in a rapidly growing sector with no clear market leader Continue to evaluate investment into vitaCare including potentially selling a minority stake in vitaCare, which could provide non-dilutive funding to the company

19 Simplifies the process for obtaining a prescription, improving continuity of care and better patient outcomes Allows for visibility over the patient experience Provides transparency and detailed data insights FOR INVESTOR PRESENTATION PURPOSES ONLY.

FOR INVESTOR PRESENTATION PURPOSES ONLY. Q&A 20

21 FOR INVESTOR PRESENTATION PURPOSES ONLY. Appendix

FOR INVESTOR PRESENTATION PURPOSES ONLY. Prescription vitamins: $2.4 Prescription vitamins: $1.4 Prescription vitamins $1.4 IMVEXXY: $5.1 IMVEXXY: $7.0 IMVEXXY: $9.8 BIJUVA: $1.4 BIJUVA: $2.4 BIJUVA: $2.2 ANNOVERA: $1.8 ANNOVERA: $8.8 ANNOVERA: $9.6 $0 $2 $10 $8 $6 $4 $18 $16 $14 $12 $24 $22 $20 2Q 20 1Q 21 2Q 21 Quarterly Net Revenue Trends Millions 2Q21 Highlights Total net product revenue increased 115% 2Q21 vs 2Q20 ANNOVERA net revenue increased 421% IMVEXXY net revenue increased 93% Average net revenue per unit $64(1) BIJUVA net revenue increased 59% Average net revenue per unit $68(1) $23.0 Quarterly Net Product Revenue 22 Total net product revenue may not add due to rounding. (1) Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. $10.7 $19.6

NRx Trend of Recently Launched Mass Market Product Volumes FOR INVESTOR PRESENTATION PURPOSES ONLY. 23 Symphony Health National Level Data. All trademarks are property of their respective owners. COVID’s impact on recently launched brands

Payor Status and Update

		Coverage July 1st, 2021
Annovera (segesterone acetate and ethinyl estradiol vaginal system)	Commercial	57% UR, 66%(1)
	Medicaid	56%(2)
	Department of Defense	On Formulary

Access Summary:

- Annovera:
  - 6 of 9 top Commercial plans secured
  - Medi-Cal expansion in January 2022
- Recommended for J-Code approval by CMS to be implemented as early as Q421

Source: MMIT as of July 1st 2021.

Note: (1) 66% covered with prior authorization (PA) / step edit; UR=unrestricted. (2) ANNOVERA Medicaid Note: estimated coverage will increase from 46% in July to ~56% on when MediCal controls all the Medicaid Managed Care formularies in California.

TherapeuticsMD
FOR INVESTOR PRESENTATION PURPOSES ONLY.
24

Payor Progress: Maintained All Major Commercial Payors Source: MMIT as of July 1st 2021. Note: (1) Includes lives with PA to indication only. UR=unrestricted. FOR INVESTOR PRESENTATION PURPOSES ONLY. 25 Access Summary: IMVEXXY Have 8 or the 9 top Commercial plans Preferred Contract with one top 5 Payor

PROVIDERS EXPECT TO WRITE MORE RINGS, likely due to ANNOVERA’s unique properties Provider AWARENESS OF ANNOVERA HIGHER than other new birth control products in the market now at 79% Recognition is Growing of ANNOVERA’s Unique Position in the Marketplace Annovera is being seen as a Long-Acting Option which is driving intent to write more Rings ANNOVERA is GROWING in association as the ALTERNATIVE TO LARCS 79% ANNOVERA - Q2’21 Aided Familiarity with RX Birth Control Brands 28% 20% Vaginal Rings Q4'20 Vaginal Rings Q2'21 Anticipated Increase In Recommending / Prescribing Behavior For Birth Control 15% ANNOVERA Q4'20 ANNOVERA Q2'21 Brand Perception Of ‘Long-Lasting’ (Top 2 Box) 27% Source: HCP ATU June 2021 (N=150) CONFIDENTIAL 26